Our records indicate that you have elected to receive statements and regulatory documents via e-mail. This e-mail serves as notice that the proxy materials for the Strong Investors Money Fund Special Shareholder Meeting, to be held on May 3, 2002, are available at [direct link to proxy statement in .pdf format on Strong's web site].

To view the  proxy  materials  you will  need  Adobe  Acrobat  Reader,  which is
available    free    of    charge    at    the    following    Internet    site:
HTTP://WWW.ADOBE.COM/PRODUCTS/ACROBAT/READSTEP.HTML.

You  can  enter  your  voting  instructions  at  the  following  Internet  site:
WWW.PROXY.STRONG.COM. To vote, you will need the control number(s) below. If you have multiple accounts, you must provide voting instructions for each account separately.

CONTROL NUMBER:  [88888888888888]

[Multiple accounts will be repeated in the same format here.]

To view your eDocuments  profile or to unsubscribe from e-mail  notifications of
statements       and       regulatory        documents,        click       here:
HTTPS://STRONGONE.ESTRONG.COM/MYSTRONG/HTML/LOGIN.HTM?STRT=ONLINE&EXP=
1256065536867.

If you have questions regarding the proxy or voting, please contact our solicitor, D. F. King & Co., at 1-800-714-3305.

Thank you for investing with Strong.

[Picture of Pen and Paper] Investors Money & Money Market Funds' Reorganization

Vote Now-Select Your Proxy Card Type Below

To vote on this proxy, please select the 12- or 14- digit control number button. 12-digit Control Number 14-Digit Control Number

On February 1, 2002, the Strong Investors Money and the Strong Money Market Funds' Board of Directors approved the reorganization of the Strong Investors Money Fund into the Strong Money Market Fund and called for a meeting of the shareholders of the Investors Money Fund, currently scheduled for Friday, May 3, 2002. At the meeting, shareholders will vote on whether to approve an Agreement and Plan of Reorganization. The Board of Directors believes this is in the best interest of the Investors Money Fund's shareholders as they would benefit from the fewer account restrictions, additional service features, expected same or lower net expense ratio, and larger asset base that are expected to result from the reorganization.

Following approval of Proposal 1 at the shareholder meeting, shareholders' accounts in the Strong Investors Money Fund will automatically be converted-on a tax-free basis-into shares of the Strong Money Market Fund with a value equivalent to the value of the account in the Strong Investors Money Fund on the conversion date.

PROPOSALS FOR THE STRONG INVESTORS MONEY FUND
Shareholders are being asked to vote on the following proposals at the Special Meeting of shareholders on Friday, May 3, 2002:

To approve the Agreement and Plan of Reorganization and the transactions it contemplates, including an amendment to the Amended and Restated Articles of Incorporation of Strong Heritage Reserve Series, Inc., as described in the Proxy Statement/Prospectus.

The transaction of such other business as may properly come before the meeting.

ANY PERSON WHO OWNED SHARES OF THE INVESTORS MONEY FUND AS OF THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON FRIDAY, MARCH 1, 2002 ("RECORD DATE"), GETS TO VOTE-EVEN IF THE INVESTOR LATER SOLD THE SHARES.

VOTE NOW
If you have a 12-DIGIT control number on your proxy card, VOTE HERE. If you have a 14-DIGIT control number on your proxy card, VOTE HERE.

[Picture of Pen and Paper] Frequently Asked Questions

WHAT DOES IT MEAN TO BE REPRESENTED BY PROXY?
Being represented by proxy means that you have appointed someone else to act on your behalf--as your proxy--at the shareholder meeting. Your appointed proxy must vote each proposal according to the instructions you provided.

HOW DOES MY FUND'S  BOARD OF DIRECTORS  WANT ME TO VOTE?
The Board of Directors unanimously recommends a vote FOR the proposals.

WITH SO MANY SHAREHOLDERS IN THE FUND, WHY SHOULD I VOTE?
Your vote certainly makes a difference. If shareholders fail to vote their proxies, your fund may not receive enough votes to go forward with its meeting. If this happens, proxies will have to be mailed again.

HOW DO I VOTE?
You may vote in any one of four ways:
[Arrow]   BY TOUCH-TONE TELEPHONE
          Just call the toll-free number given in your proxy materials and follow the instructions to record your vote.
[Arrow]   BY COMPUTER
          Cast your vote online by selecting the appropriate control number button.
[Arrow]   BY MAIL
          Complete the proxy card and mail it back in the envelope provided.
[Arrow]   IN PERSON
          Attend  the  shareholder  meeting  and cast your vote in  person.

We encourage you to vote by telephone or by Internet as these save costs.

SHOULD I SEND IN THE CARD AND VOTE BY TELEPHONE OR INTERNET?
NO. You need only vote using one method. The only reason for you to vote again would be to change your previous vote.

HOW DO I VOTE ON THE INTERNET?
Have your proxy card ready.
If you received a proxy card with a 12-digit control number, go to:
HTTP://WWW.PROXYVOTE.COM.
If you received a proxy card with a 14-digit control number, go to:
HTTP://WWW.PROXYWEB.COM.
Follow the instructions on your computer screen.

HOW DO I VOTE BY TELEPHONE?
You need to use a touch-tone  telephone.
Have your proxy card ready.
Dial the  toll-free  number  listed in your proxy  materials.
Enter the control number found on the card.
Follow the instructions in the phone system.

                           STRONG INVESTORS MONEY FUND
                                TELEPHONE SCRIPT

INTRODUCTION

Hello, my name is __________. I'm calling from DF King & Co., Inc., on behalf of your investment in the Strong Investors Money Fund. May I please speak with __________? (If shares are registered jointly, ask to speak with one of the shareholders; If shares are registered in the form of an entity, ask to speak with someone authorized to vote the shares).


The Fund either electronically delivered or mailed proxy material to you concerning the upcoming special meeting of shareholders, which is scheduled for May 3, 2002. I am calling to find out if you have received these materials. Do you have a moment?

Have you received the proxy materials?

         IF NOT, THEN HELP THE SHAREHOLDER OBTAIN THE MATERIAL HE REQUIRES. IF A NOBO, HE/SHE SHOULD CONTACT HIS/HER BROKER. IF REGISTERED, WE WILL SEND THE MATERIALS DIRECTLY. IN EITHER CASE, MAKE SURE THE ADDRESS IS CORRECT, MAKE ANY NECESSARY CORRECTIONS, AND CODE THE DISPOSITION AS "14" OR "15".

Are you familiar with the proposal?  Do you have any questions?

         TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. REMIND THE SHAREHOLDER THAT HIS/HER BOARD MEMBERS HAS RECOMMENDED THAT HE/SHE VOTE IN FAVOR OF ALL PROPOSALS. MOST QUESTIONS CAN BE ADDRESSED BY REFERRING TO THE PROXY STATEMENT AND READING THE APPROPRIATE SECTIONS.

At your earliest convenience, please vote either online or by signing and dating the proxy card you received, and returning it in the envelope provided. If you like, I can record your vote over the telephone right now. Okay?

         ALLOW THE PERSON TO GIVE YOU A RESPONSE. IF THE PERSON SAYS HE/SHE HAS ALREADY SENT IN THE PROXY, DO NOT ASK HOW HE/SHE VOTED.

Here is how we will proceed. I will record this phone call. For identification purposes only, I will ask you for your name, your address and either your account/control number or the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will ask how many shares you own (answer optional) and confirm that you have received the proxy materials. Then I will take your vote(s). Within 72 hours, you will be mailed a letter confirming your vote(s), which will tell you how to make any necessary changes. Are you ready?

BEGIN THE VOTE


At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co on behalf of the Strong Investors Money Fund. Today's date is __________ and the time is________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of (ENTITY NAME) Strong Investors Money Fund shares?

May I please have your address?

May I have either your account/control number, listed on your proxy card, or the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

INPUT THE RESPONSE. YOU MAY NOT PROCEED WITHOUT THIS INFORMATION. IF THE SHAREHOLDER REFUSES TO GIVE THIS INFORMATION, EXPLAIN THAT IT IS FOR SECURITY PURPOSES ONLY, TO ASSURE THAT ONLY THE PROPER PERSON CAN VOTE HIS SHARES. HOWEVER, IF THE SHAREHOLDER CONTINUES TO RESIST, YOU HAVE NO CHOICE BUT TO POLITELY END THE CALL.

Have you received the proxy materials?


ACTUAL VOTING

Your Board Members are asking you to consider a proposal, which they have studied carefully and recommend that you support. Would you like to vote in favor of the proposal as recommended by your Board?

         IF YOU ARE REQUIRED TO READ THE PROPOSALS INDIVIDUALLY, END EACH PROPOSAL BY SAYING, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" FOR MOST PROPOSALS, THE VALID RESPONSES ARE

                                    F = FOR PROPOSAL.
                                    A = AGAINST PROPOSAL.
                                    B = ABSTAIN.


CLOSING

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund.



In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                           STRONG INVESTORS MONEY FUND



--------------------------------------------------------------------------------
                            ANSWERING MACHINE MESSAGE
--------------------------------------------------------------------------------

Hello, this is _______ calling on behalf of the STRONG INVESTORS MONEY FUND. You should have received proxy material by electronic delivery or in the mail concerning the SPECIAL MEETING OF SHAREHOLDERS scheduled for MAY 3, 2002.

At your earliest convenience, please either vote online by following the instructions in the proxy materials or sign, date, and return the proxy card in the envelope provided. If you have any questions please call 1-800-848-3094.

Thank you for your consideration.